CONFIDENTIAL TREATMENT REQUESTED BY ANHEUSER-BUSCH INBEV SA/NV

[****] Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions

Exhibit 4.21

EXECUTION VERSION

CONFIDENTIAL

FIRST AMENDMENT TO INTERIM SUPPLY AGREEMENT

This FIRST AMENDMENT TO INTERIM SUPPLY AGREEMENT, dated as of October 30, 2014 (this “Amendment”), is entered into by and between CIH International S.à r.l., a Luxembourg limited liability company (société à responsabilité limitée), having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg, Share capital: 25,050, and registered with the Luxembourg Register of Commerce and Companies under number B 176.850, as successor by assignment to Crown Imports, LLC., a Delaware limited liability company (such successor, “Crown”), and Grupo Modelo, S.A.B. de C.V. (“Supplier” and together with Crown, each a “Party” and collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, Crown and Supplier are parties to that certain Interim Supply Agreement, dated the 7th day of June, 2013 (the “Original Execution Date”) (as may be amended, modified or supplemented from time to time in accordance with its terms, the “Agreement”);

WHEREAS, pursuant to the terms and conditions of that certain Partnership Interests and Asset Purchase Agreement, dated as of October 30, 2014 (as may be amended, modified or supplemented from time to time in accordance with its terms, the “Purchase Agreement”), entered into by and between Anheuser-Busch InBev SA/NV, a public company organized under the laws of Belgium (“ABI”), and Constellation Brands, Inc., a Delaware corporation (“CBI”), ABI has agreed, among other things, (a) to cause (i) Nueva Fabrica Nacional de Vidrio, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico, and (ii) Supplier, to sell all the issued and outstanding partnership interests of Industria Vidriera de Coahuila, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable, organized under the laws of Mexico, to CBI, and (b) to cause Difa Arrendadora, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico, to sell certain assets to CBI or one or more of its Affiliates, including the Glass Plant (as such term is defined in the Purchase Agreement), in each case as more fully described in the Purchase Agreement and upon the terms and conditions set forth therein; and

WHEREAS, the execution and delivery of this Amendment is required by the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree that the Agreement is hereby amended as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the same meanings given to them in the Agreement, unless context otherwise requires.

2. Amendments to the Agreement.

(a) Effective as of the date hereof, Annex A of this Amendment shall be attached to the Agreement as a new Exhibit C.

(b) Effective as of the date hereof, Section 2.2 of the Agreement shall be amended by entirely deleting such section and replacing it with the following:

2.2 Subject to Section 5.1, all orders for Product under this Agreement shall be made by Crown specifying the type of Product ordered and the quantities thereof and, subject to Section 2.1 and Force Majeure, each such order shall constitute a binding obligation between Crown and Supplier in accordance with the terms of this Agreement five (5) days after receipt thereof by Supplier on the terms of the order, subject to modifications that the parties agree to within such five-day period.

(c) Effective as of the date hereof, Section 2.4 of the Agreement shall be amended by entirely deleting such section and replacing it with the following:

2.4 Subject to Section 5.1, Supplier will supply Product to Crown FOB the Designated Brewery (whether rail or other transportation as requested by Crown). Subject to Force Majeure, Section 5.1, all Product to be supplied to Crown by Supplier pursuant to an order under Section 2.2 shall be delivered within thirty (30) days of final production, but (a) in no event more thirty (30) days after the end of the calendar month in which such order is to be filled under Section 5.1 and (b) in a manner consistent in all material respects with the ordinary course of business of the Designated Brewery during the twenty-four (24) months immediately preceding the date hereof. Crown guarantees to Supplier the payment of all freight, customs, handling and other charges incurred with respect to Product after delivery to Crown. Supplier will not charge for packing, boxing or crating a shipment of Product.

(d) Effective as of the date hereof, Section 2.5 of the Agreement shall be deleted in its entirety and replaced with the following:

2.5 Intentionally Omitted.

(e) Effective as of the date hereof, Section 5.1 of the Agreement shall be amended by entirely deleting such section and replacing it with the following:

5.1

(a) 2015 Calendar Year.

(i) Forecasting Procedures:

A. Attached hereto as Exhibit C is the 2015 calendar year forecast for Product by SKU, Container and secondary packaging and by calendar month within the calendar year (the portion corresponding to the [****] of the 2015 calendar year, the “Preliminary [****] Forecast” and the portion corresponding to the [****] of the 2015 calendar year, the “Alternative [****] Forecast”) (it being understood that, except as otherwise specifically provided herein (including Section 5.1(a)(ii)(B) and (C) (as applicable), the Alternative [****] Forecast and the SKU designations set forth on the Preliminary [****] Forecast and [****] Forecast are being provided for convenience purposes only).

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

B. The Preliminary [****] Forecast may be revised by Crown on two separate future dates: (I) [****] (the “Revised [****] Forecast”); and (II) [****] (the “Final [****] Forecast”), in each case by delivering to Supplier a written update to the Preliminary [****] Forecast or Revised [****] Forecast on or before the applicable dates set forth in the foregoing clauses (I) and (II), as the case may be.

C. Any Revised [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Preliminary [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month.

D. Any Final [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Revised [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month, provided that in the event Crown fails to properly deliver a Revised [****] Forecast in accordance with the terms and conditions set forth herein, the foregoing adjustments shall be made to the Preliminary [****] Forecast. The Final [****] Forecast may not be adjusted further.

E. On or before [****], Crown shall deliver to Supplier the forecast for Product by SKU, Container and secondary packaging and by calendar month for the [****] of the 2015 calendar year, and must reasonably present Crown’s [****] demand for the 2015 calendar year (such forecast, the “Preliminary [****] Forecast”), provided that in the event Crown fails to properly deliver a Preliminary [****] Forecast in accordance with the terms and conditions set forth herein, the Alternative [****] Forecast, shall be automatically deemed the Preliminary [****] Forecast.

F. The Preliminary [****] Forecast may be revised by Crown on two separate future dates: (I) [****] (the “Revised [****] Forecast”); and (II) [****] (the “Final [****] Forecast”), in each case by delivering to Supplier a written update to the Preliminary [****] Forecast or Revised [****] Forecast on or before the applicable dates set forth in the foregoing clauses (I) and (II), as the case may be.

G. Any Revised [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Preliminary [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month.

H. Any Final [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Revised [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month, provided that in the event Crown fails to properly deliver a Revised [****] Forecast in accordance with the terms and conditions set forth herein, the foregoing adjustments shall be made to the Preliminary [****] Forecast. The Final [****] Forecast may not be adjusted further.

(ii) Month-to-Month Orders:

A. Beginning in [****] of the [****] calendar year and ending in [****] of the [****] calendar year, on the [****] of each month during such period of time, Crown

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

shall deliver to Supplier in electronic form customarily provided by Crown to Supplier, monthly orders for Product by SKU for the second month following the month in which such monthly order is delivered (by way of example, with respect to an order delivered on [****], [****] would be the [****] month following the month in which such monthly is delivered).

B. With respect to Product to be supplied by Supplier during the [****] of the 2015 calendar year, Crown shall be obligated to purchase not less than [****] percent ([****]%) of the Container and secondary packaging allocations for each month set forth in the Final [****] Forecast [****], and Supplier shall be obligated to sell to Crown the monthly ordered amount provided Supplier shall not be obligated to sell to Crown more than [****] percent ([****]%) of the Container and secondary packaging allocations for each month set forth in the Final [****] Forecast [****]; provided, however, that notwithstanding anything to the contrary herein, with respect to any SKU contemplated by the Price Sheet and set forth on the Preliminary [****] Forecast, but not previously supplied to Crown by Supplier pursuant to this Agreement, Supplier shall have no obligations to supply any such SKU unless Supplier receives a written notice from Crown requesting production of such SKU [****] ([****]) days prior to the date Supplier would otherwise be required to supply such SKU.

C. With respect to Product to be supplied by Supplier during the [****] of the 2015 calendar year, Crown shall be obligated to purchase not less than [****] percent ([****]%) of the SKU, Container and secondary packaging allocations for each month set forth in the Final [****] Forecast [****], and Supplier shall be obligated to sell to Crown the monthly ordered amount provided Supplier shall not be obligated to sell to Crown more than [****] percent ([****]%) of the SKU, Container and secondary packaging allocations for each month set forth in the Final [****] Forecast [****]; provided, however, that notwithstanding anything to the contrary herein, with respect to any SKU contemplated by the Price Sheet and set forth on the Preliminary [****] Forecast, but not previously supplied to Crown by Supplier pursuant to this Agreement, Supplier shall have no obligations to supply any such SKU unless Supplier receives a written notice from Crown requesting production of such SKU [****] ([****]) days prior to the date Supplier would otherwise be required to supply such SKU.

D. In the event any monthly order for Product delivered by Crown reasonably requests an increase or decrease of the amounts set forth in the Final [****] Forecast or the Final [****] Forecast, in each case by more than [****] percent ([****]%), Supplier shall determine whether to accept such request on a reasonable and case-by-case basis (and, with regard to orders for [****], Supplier shall use its commercially reasonable efforts to do so); provided, however, in the event Supplier accepts such request: (I) any amounts supplied in excess of the [****] percent ([****]%) increase with respect to a monthly order shall be disregarded in connection with determining Crown’s ability to increase its following month’s order; (II) Crown will pay all of Supplier’s costs with respect to obtaining the excess Product, including any documented out-of-pocket-costs incurred by Supplier; and (III) Supplier shall use its commercially reasonable efforts to satisfy any such accepted request, but makes no guarantees or assurances as to its ability to satisfy any such request).

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) 2016 Calendar Year.

(i) Forecasting Procedures:

A. On [****], Crown shall deliver to Supplier the forecast for Product by SKU, Container and secondary packaging and by calendar month for calendar year 2016 (the portion corresponding to the [****] of the 2016 calendar year, the “Preliminary [****] Forecast” and the portion corresponding to the [****] of the 2016 calendar year, the “Alternative [****] Forecast”, in each case as may be adjusted pursuant to the procedures set forth below (it being understood that, except as otherwise specifically provided herein (including Section 5.1(a)(ii)(B) and (C) (as applicable and as applied mutatis mutandis pursuant to Section 5.1(d)), the Alternative [****] Forecast is being provided for convenience purposes only).

B. The Preliminary [****] Forecast and the Alternative [****] Forecast shall reasonably present Crown’s full year demand on a month-by-month and SKU-by-SKU, Container-by-Container and secondary packaging-by secondary packaging basis.

C. Supplier shall use commercially reasonable efforts to evaluate and provide reasonable feedback and any revisions to the Preliminary [****] Forecast and the Alternative [****] Forecast within [****] days after receipt thereof from Crown. During such period Crown will provide Supplier with access to any information and personnel reasonably requested by Supplier so that Supplier can verify any amount or calculation set forth in the Preliminary [****] Forecast and the Alternative [****] Forecast.

D. To the extent Crown and Supplier are unable to finalize the Preliminary [****] Forecast and the Alternative [****] Forecast, a designee of each party shall seek, in good faith, to resolve any disagreement and agree on a final Preliminary [****] Forecast and the Alternative [****] Forecast.

E. The Preliminary [****] Forecast may be revised by Crown on two separate future dates: (I) [****] (the “Revised [****] Forecast”); and (II) [****] (the “Final [****] Forecast”), in each case by delivering to Supplier a written update to the Preliminary [****] Forecast or Revised [****] Forecast on or before the applicable dates set forth in the foregoing clauses (I) and (II), as the case may be.

F. Any Revised [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Preliminary [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month.

G. Any Final [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Revised [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month, provided that in the event Crown fails to properly deliver a Revised [****] Forecast in accordance with the terms and conditions set forth herein, the foregoing adjustments shall be made to the Preliminary [****] Forecast. The Final [****] Forecast may not be adjusted further.

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

H. On or before [****], Crown shall deliver to Supplier the forecast for Product by SKU, Container and secondary packaging and by calendar month for the [****] of the 2016 calendar year, but subject to and in accordance with the Forecasting Guidelines and must reasonably present Crown’s [****] demand for the 2016 calendar year (such forecast, the “Preliminary [****] Forecast”), provided that in the event Crown fails to properly deliver an Revised [****] Forecast in accordance with the terms and conditions set forth herein, the Alternative [****] Forecast, shall be automatically deemed the Preliminary [****] Forecast.

I. The Preliminary [****] Forecast may be revised by Crown on two separate future dates: (I) [****] (the “Revised [****] Forecast”); and (II) [****] (the “Final [****] Forecast”), in each case by delivering to Supplier a written update to the Preliminary [****] Forecast or Revised [****] Forecast on or before the applicable dates set forth in the foregoing clauses (I) and (II), as the case may be.

J. Any Revised [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Preliminary [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month.

K. Any Final [****] Forecast may provide for an increase or a decrease of the amounts of Product set forth in the Revised [****] Forecast, in each case by no more than [****] percent ([****]%) per Container and secondary packaging per month, provided that in the event Crown fails to properly deliver a Revised [****] Forecast in accordance with the terms and conditions set forth herein, the foregoing adjustments shall be made to the Preliminary [****] Forecast. The Final [****] Forecast may not be adjusted further.

L. Notwithstanding anything herein to the contrary, the portions of the Preliminary [****] and the Preliminary [****] (as may be adjusted pursuant to the procedures set forth above) corresponding to the period following June 7, 2016 through December 31, 2016 and Supplier’s obligation to supply any Product during such period shall only be effective in the event the Agreement is extended in accordance with Section 8.1.

(ii) Month-to-Month Orders: Procedures for monthly orders for Product and the obligations of Crown to purchase Product and Supplier to supply Product described in Section 5.1(a)(ii) shall apply, mutatis mutandis to this Section 5.1(b)(ii).

(c) Bottle Supply Post-June 7, 2016. Notwithstanding anything herein to the contrary, in the event this Agreement is extended in accordance with Section 8.1, from and after June 7, 2016, Crown shall be responsible for delivering all bottles necessary to meet any binding order under this Agreement at cost to Supplier on reasonable terms to be agreed upon by Crown and Supplier in good faith (it being understood that Crown and Supplier will also jointly develop and agree to a process for the ordering of such bottles); provided, however, that (x) if a bottle type had been purchased under the 2013 TSA (as such term is defined in the Purchase Agreement), the price per bottle charged to Supplier for each bottle of such type shall be the price that would be charged under the [****] for Difa bottles under the 2013 TSA including [****], (y) if a bottle type had not been purchased under the 2013 TSA, the price per bottle charged to Supplier for each bottle of such type shall be at cost including [****], and (z) Supplier and Crown shall be granted customary audit rights with respect to such charges.

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d) Post-2016. Procedures for forecasting and monthly orders for Product and the obligations of Crown to purchase Product and Supplier to supply Product described in Section 5.1(b) shall apply, mutatis mutandis to this Section 5.1(c) for the calendar years 2017 and 2018, if applicable.

(e) Notwithstanding anything herein to the contrary, in the event Crown submits an order that includes a combination of [****] and [****] Supplier, after consultation with Crown, may modify such order in its reasonable discretion (taking into account Supplier’s inventory demands, third-party customer demand, availability of raw materials, production capacity, supply chain efficiencies, cost and the objective of maximizing the supply of [****] to Crown).

(f) For the avoidance of doubt, notwithstanding anything to the contrary herein, under no circumstances shall Supplier or any of its Affiliates be required to make capital expenditures to meet Crown’s demand under this Agreement and the provisions of this Section 5.1 shall be subject to Section 2.1 at all times.

3. Coordination and Cooperation. Without limiting the generality of the foregoing, Crown and Supplier hereby acknowledge and agree to use their respective reasonable best efforts to cooperate and coordinate with respect to managing and resolving day-to-day operational issues relating to the forecasting procedures and ordering and supply of the Product described in the Agreement (as amended hereby).

4. Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms and for the avoidance of doubt, (a) all references in the Agreement to “the date hereof”, “herein” or “the date of this Agreement” shall refer to the Original Execution Date and (b) any representations and warranties set forth in the Agreement made by Supplier or Crown shall not change as a result of the execution of this Amendment and shall be made as of the Original Execution Date, in each of the foregoing clauses (a) and (b) unless expressly indicated otherwise in this Amendment.

5. Termination of Amendment. Other than in the case the Purchase Agreement is terminated prior to the consummation of the transactions described therein due to a material breach of the Purchase Agreement by CBI, if the Purchase Agreement is terminated prior to consummation of the transaction described therein, then the effects of this Amendment shall terminate and the Parties shall revert to conduct in accordance with the Agreement as if this Amendment had not been executed from the date of such termination through termination of the Agreement.

6. General Provisions. Article IX and Sections 1.2, 10.1, 10.2, 10.3, 10.4, 10.6 and 10.8 of the Agreement shall apply, mutatis mutandis, to this Amendment.

[Signature Page Follows]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be duly executed as of the date first written above.

CIH INTERNATIONAL S.À R.L., as successor by assignment to Crown Imports, LLC

By:	/s/ M. Schneider
	Name:	M. Schneider
	Title:	Manager

GRUPO MODELO, S.A.B. DE C.V.

By:	/s/ Ricardo Lincoln Meyer Mattos
	Name:	Ricardo Lincoln Meyer Mattos
	Title:	Attorney in Fact

By:	/s/ Andres Gutiérrez Fernandéz
	Name:	Andres Gutiérrez Fernandéz
	Title:	Attorney in Fact

[Signature Page to First Amendment to Interim Supply Agreement]

ANNEX A

EXHIBIT C

ABI ISA CY15

Glass/Can	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Clear	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Premium	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Amber	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Blue Glass	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Can	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
			[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

		[****]			[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ABI SKU level CY15

Brand	ITEM	SKU	Description	Type	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.